Exhibit 99.1

CITITRENDS PRE-ANNOUNCES STRONG PRELIMINARY Q1 SALES AND EBITDA IN ADVANCE OF CONFERENCE PARTICIPATION

Q1 2026 preliminary total sales increased 14.4% to $230.9 million

Preliminary comparable store sales increase of 13.9%, 23.8% on a two-year basis

Company raises fiscal 2026 Outlook

SAVANNAH, GA (May 27, 2026) — Citi Trends, Inc. (NASDAQ: CTRN), a leading off-price value retailer of apparel, accessories and home trends primarily for Black families in the United States, today announced that the Company will be participating in the 23rd annual Institutional Investor conference hosted by Craig-Hallum in Minneapolis on Thursday, May 28, 2026. The Company will be represented at the conference by Ken Seipel, Chief Executive Officer, and Heather Plutino, Chief Financial Officer.

The Company is pre-announcing preliminary unaudited Q1 2026 sales of $230.9 million and comparable store sales growth of 13.9%, or 23.8% on a two-year basis. Q1 2026 Adjusted EBITDA* is expected to be in the range of $13.5 million to $14.0 million, more than doubling performance from Q1 2025.

The Company is increasing its fiscal 2026 outlook with comparable store sales growth now expected to be in the range of 8% to 10%, above previous outlook of 5% to 7%, and implying balance-of-year comparable store sales growth of high single-digits. Adjusted EBITDA* is now expected to be in the range of $35 million to $40 million for the year, above previous outlook of $34 million to $38 million. The Company will provide more information about revised 2026 outlook during its June 2, 2026 earnings call.

Ken Seipel, Chief Executive Officer, said: “I am pleased to report exceptional first quarter preliminary unaudited results that demonstrate the continued momentum of our strategic transformation. Our strong Q1 performance, highlighted by 13.9% comparable store sales growth and significantly improved expected adjusted EBITDA*, reflects disciplined execution across our organization and our customers’ positive response to our enhanced merchandise assortments and value proposition.

Given this strong start to the year, and with recognition that the macro environment remains dynamic, we are raising our full year outlook. We remain focused on our priorities: consistent execution, sales flow through to profit and accelerated growth, as we continue building long-term shareholder value while serving the neighborhoods that depend on us. We look forward to providing more details of our quarterly performance and our updated outlook during our earnings call on June 2, 2026.”

Preliminary Results

The preliminary unaudited selected financial results for the first quarter ended May 2, 2026 are an estimate, based on information available to management as of the date of this release, are subject to further changes upon completion of the Company’s standard closing procedures, and do not present all information necessary for an understanding of the Company’s results of operations for the first quarter ended May 2, 2026, or financial condition as of May 2, 2026. Management may identify items that require changes to the preliminary unaudited selected financial results set forth above, and any such changes may be material.

Investor Conference Call and Webcast

CITITRENDS will provide further details on its first quarter conference call on June 2, 2026 at 9:00 a.m. ET. The live conference call can be accessed by dialing (877) 407-0779. The live broadcast of CITITRENDS’ conference call will be available on the Company’s Investor Relations website, ir.cititrends.com.

*Non-GAAP Financial Measures

Adjusted EBITDA is calculated as earnings before interest, income taxes and depreciation and amortization and excludes the impact of equity-based compensation and certain non-recurring expenses. The Company is unable to provide a full reconciliation of these non-GAAP financial measures to net income (loss) without unreasonable effort because it is not possible to predict certain of the adjustment items with a reasonable degree of certainty. This information is dependent upon future events and may be outside of the Company’s control and its unavailability could have a significant impact on its financial results.

About CITITRENDS

Citi Trends, Inc. is a leading off-price value retailer of apparel, accessories and home trends primarily for Black families in the United States. The Company operates 591 stores located in 33 states. For more information, visit cititrends.com or your local store.

Forward-Looking Statements

All statements other than historical facts contained in this news release, including statements regarding the Company’s preliminary unaudited selected financial results for the first quarter ended May 2, 2026, fiscal 2026 outlook, future financial results and position, business policy and plans, objectives and expectations of management for future operations and capital allocation expectations, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 that are subject to material risks and uncertainties. The words “believe,” “may,” “could,” “plans,” “estimate,” “expects,” “continue,” “anticipate,” “intend,” “expect,” “upcoming,” “trend,” “guidance,” “outlook” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements, although not all forward-looking statements contain such language. Statements with respect to earnings, sales or new store guidance, including our updated comparable store sales growth and adjusted EBITDA* and previously communicated fiscal 2026 outlook and our ability to deliver on such financial outlook are forward-looking statements. Investors are cautioned that any such forward-looking statements are subject to the finalization of the Company’s quarter-end financial and accounting procedures, are not guarantees of future performance or results, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results or developments may differ materially from those included in the forward-looking statements as a result of various factors which are discussed in our Annual Reports and Quarterly Reports on Forms 10-K and 10-Q, respectively, and any amendments thereto, filed with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to general economic conditions, including inflation, energy and fuel costs, unemployment levels, and any deterioration whether caused by acts of war, terrorism, political or social unrest (including any resulting store closures, damage or loss of inventory) or other factors; changes in market interest rates and market levels of wages; the imposition of new taxes on imports, new tariffs and changes in existing tariff rates; the imposition of new trade restrictions and changes in existing trade restrictions or trade relationships; impacts of natural disasters such as hurricanes; uncertainty and economic impact of pandemics, epidemics or other public health emergencies; transportation and distribution delays or interruptions; changes in freight rates; the Company’s ability to attract and retain workers; the Company’s ability to negotiate effectively the cost and purchase of merchandise inventory risks due to shifts in market demand and to manage inventory shrinkage; the Company’s ability to gauge fashion trends and changing consumer preferences; consumer confidence and changes in consumer spending patterns; competition within the industry; competition in the Company’s markets; the duration and extent of any economic stimulus programs; changes in product mix; interruptions in suppliers’ businesses; risks related to cybersecurity, data privacy and intellectual property; temporary changes in demand due to weather patterns; seasonality of the Company’s business; the results of pending or threatened litigation; delays and costs associated with building, remodeling, assuming leases, opening and operating new stores; delays and costs associated with building, and opening or expanding new or existing distribution centers; changes in regulator’s requirements or stakeholder’s expectations on environmental, social and sustainability related topics; challenges in effectively managing the use of artificial intelligence; and strategic transactions that could negative impact our liquidity, increase our expenses, or present significant distractions to management. Any forward-looking statements by the Company, with respect to guidance, the repurchase of shares pursuant to a share repurchase program, or otherwise, are intended to speak only as of the date such statements are made. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company does not undertake to publicly update any forward-looking statements in this news release or with respect to matters described herein, whether as a result of any new information, future events or otherwise.

Contact:

Tom Filandro

ICR, Inc.

CitiTrendsIR@icrinc.com